OTHER ASSETS, INCOME AND EXPENSE	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS, INCOME AND EXPENSE	OTHER ASSETS, INCOME AND EXPENSE
Other assets as at December 31, 2021 consist of the following:

	2021	2020
	$	$
Long-term investments	48,560	23,925
Investments accounted for using the equity method	258,408	40,266
Advisor and employee loans	36,422	36,470
Other related party loans	20,361	9,072
Other	19,436	15,009
	383,187	124,742
CI’s equity-accounted investments as at December 31, 2021, include Congress, AWM Dorval and the 2021 acquired interests in Axia, CPA and GLASFunds as described in Note 2. The aggregate carrying amount of these individually immaterial associates that are accounted for using the equity method is $258,408 [2020 – $40,266] and the aggregate amount of CI’s share of net income is $2,756 [2020 – $197].
CI has a hiring and retention incentive program whereby loans are extended to current investment advisors. These loans are initially recorded at their fair value, may bear interest at prescribed rates and are contractually forgiven on a straight-line basis over the applicable contractual period, which varies in length from three to seven years. The forgiven amount is included in other expenses. As at December 31, 2021, loans to investment advisors of $28,958 [2020 – $32,774] are included in other assets. These loans become due on demand upon early termination or breach in the terms of the agreements.
CI has an employee share purchase loan program for key employees. These loans are renewable yearly and bear interest at prescribed rates. As at December 31, 2021, the carrying amount of employee share purchase loans is $757 [2020 – $757] and is included in other assets. These loans become due immediately upon termination of employment or sale of the shares that are held as collateral. As at December 31, 2021, the shares held as collateral have a market value of approximately $851 [2020 – $918].
As at December 31, 2021, CI has shareholder loans of $6,707 outstanding (December 31, 2020 - $2,938). These loans bear interest at prescribed rates and are due immediately upon termination of employment or sale of the subsidiary shares that are held as collateral.
Included in other income is income from CI’s long-term and equity accounted for investments of $40,283 [2020 - $11,191] and foreign exchange gains (losses) of $(18,766) [2020 - $7,463]. Other income also includes performance fees, interest income and revenue earned by Marret.
Included in other expenses is the fair value change in acquisition liabilities of $149,905 [2020 – nil], legal and severance of $23,478 [2020 - $56,277] and losses on debenture redemptions $24,920 [2020 - $2,328] as described in Note 6 and Note 7. Other expenses also include expenses of Marret, acquisition closing costs and advisor recruitment.